BLACKROCK FUNDSSM

iShares MSCI Developed World Index Fund

Supplement dated November 30, 2018 to the Summary Prospectuses,

Prospectuses and Statement of Additional Information of the Fund,

each dated November 28, 2018

On November 28, 2018, the Board of Trustees of BlackRock FundsSM (the “Trust”), on behalf of its series, iShares MSCI Developed World Index Fund (the “Fund”), approved a proposal to close the Fund to new and subsequent investments and thereafter to liquidate the Fund. Accordingly, (i) effective 4:00 p.m. (Eastern time) on January 18, 2019, the Fund will no longer accept orders from new investors to purchase Fund shares, and (ii) effective 4:00 p.m. (Eastern time) on July 12, 2019, or such earlier date that Fund management determines is in the best interest of the Fund based on the Fund’s level of assets under management, the Fund will no longer accept orders from existing shareholders to purchase Fund shares. On or about July 19, 2019, or such earlier date that Fund management determines is in the best interest of the Fund based on the Fund’s level of assets under management (the “Liquidation Date”), all of the assets of the Fund will have been liquidated completely, the shares of any shareholders holding shares on the Liquidation Date will be redeemed at the net asset value per share and the Fund will then be terminated as a series of the Trust. Shareholders may redeem their Fund shares or exchange their shares into shares of another mutual fund advised by BlackRock Advisors, LLC or its affiliates at any time prior to the Liquidation Date. In preparation for the liquidation, the Fund may deviate from its investment objective and principal investment strategies.

Shareholders should consult their personal tax advisers concerning their tax situation and the impact of the liquidation and/or exchanging to a different fund on their tax situation.

Shareholders should retain this Supplement for future reference.

PR2-MSCI-WI-1118SUP